SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

ITRONICS INC.

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                                              Texas                                33-18582                     75-2198369

                           (State or other jurisdiction              (Commission File                (IRS Employer

                                   of incorporation)                            Number)                  Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada       89509

                   (Address of Principal Executive Offices)                             Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 8.01: Other Events

On November 30, 2004 the Company announced development of a subscription based internet publication featuring gold industry and gold company profiles. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99       Press release dated November 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                         ITRONICS INC.

                                                                                            (Registrant)

Date: December 2, 2004                                                          By: /S/ John W. Whitney

                                                                                                    John W. Whitney

                                                                                                    President, Treasurer and Director

                                                                                                   (Principal Executive and Financial

                                                                                                   Officer)